Exhibit 10.4
FORM OF INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (as may be amended, supplemented, modified or varied in accordance with the terms herein, this “Agreement”) is entered into as of [          ], by and among (i) APRINOIA Therapeutics Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“PubCo”), (ii) Ross Holding Company LLC, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Sponsor”), (iii) the other parties listed on Schedule II hereto as “Sponsor Holders” (such members, together with the Sponsor, the “Sponsor Holders”), (iv) Ross Acquisition Corp II, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“SPAC”), and (v) the parties listed on Schedule I hereto (each a “Company Holder”, and collectively the “Company Holders”). Each of the Company Holders and the Sponsor Holders, and each Person who becomes a party to this Agreement pursuant to Section 6.2, is referred to herein individually as a “Holder” and collectively as the “Holders”. Each of PubCo, SPAC and the Holders is referred to herein individually as a “Party” and collectively as the “Parties”.

Whereas, PubCo, SPAC, APRINOIA Therapeutics Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”) and certain other parties have entered into that certain Business Combination Agreement, dated January [●], 2023 (as may be amended, supplemented, modified or varied from time to time, the “Business Combination Agreement”);

Whereas, SPAC, the Sponsor and certain other Sponsor Holders have entered into that certain Registration Rights Agreement, dated March 16, 2021 (the “Prior SPAC Agreement”);

Whereas, the Company, the Company Holders and certain other parties have entered into that certain Shareholders’ Agreement, dated September 24, 2021, as amended by the Addendum to Shareholders’ Agreement and C-1 and C-2 Share Purchase Agreements dated November 16, 2021 (as may be amended, supplemented, modified or varied from time to time, the “Prior Company Agreement”);

Whereas, SPAC, the Sponsor and the other Sponsor Holders party thereto desire to, upon the Business Combination Closing (defined below), terminate the Prior SPAC Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior SPAC Agreement;

Whereas, the Company, the Company Holders and certain other parties have entered into that certain Shareholder Support Agreement, dated January 17, 2023, pursuant to which the Company and the Company Holders agree to terminate the Prior Company Agreement in its entirety upon the Business Combination Closing and the Company and the Company Holders desire to, upon the Business Combination Closing, accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Company Agreement;

Whereas, SPAC consummated the private placement of 5,933,333 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of US$1.50 per Private Placement Warrant to the Sponsor upon the closing of the initial public offering of SPAC;

[Whereas, in order to finance SPAC’s transaction costs in connection with an intended initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, involving SPAC and one or more businesses, the Sponsor or an affiliate of the Sponsor or certain of SPAC’s officers and directors were permitted, but not obligated to, loan SPAC funds as SPAC required, of which up to $1,500,000 of such loans were convertible into up to an additional 1,000,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant and the Sponsor made $[●] of such loans and has elected to convert $[●] of such loans into [●] additional Private Placement Warrants; and]

Whereas, the Company consummated the private placement of $[●] of convertible notes (the “Convertible Notes”) to certain Company Holders and the Sponsor upon the signing of the Business Combination Agreement.

Now, Therefore, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions.

The following capitalized terms used herein have the following meanings. Capitalized terms used but not otherwise defined in this Agreement have the meaning ascribed to such terms in the Business Combination Agreement.

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith determination of the Board, after consultation with counsel to PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) PubCo has a bona fide business purpose for not making such information public.

“Affiliate” of any particular person means any other person controlling, controlled by or under common control with such person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise; provided, that no Holder shall be deemed an Affiliate of PubCo or any of its subsidiaries for purposes of this Agreement, and neither PubCo nor any of its Subsidiaries shall be deemed an Affiliate of any Holder for purposes of this Agreement.

“Agreement” is defined in the Preamble to this Agreement.

“Block Trade” is defined in Section 2.4.1.

“Board” means the board of directors of PubCo.

“Business Combination Agreement” is defined in the Recitals to this Agreement.

“Business Combination Closing” has the meaning ascribed to “Closing” under the Business Combination Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City or the Cayman Islands are authorized or required by Law to close.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the Recitals to this Agreement.

“Company Holder Lock-Up Period” is defined in Section 5.2.2.

“Company Holders” is defined in the Preambles to this Agreement.

“Convertible Notes” is defined in the Preambles to this Agreement.

“Deed of Adherence” is defined in Section 6.2.

“Demand Registration” is defined in Section 2.2.1.

“Demanding Holder” is defined in Section 2.2.1.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form F-1” means a Registration Statement on Form F-1 or any comparable successor form or forms thereto.

“Form F-3” means a Registration Statement on Form F-3 or any comparable successor form or forms thereto.

“Holder” is defined in the Preamble to this Agreement.

“Holder Indemnified Party” is defined in Section 4.1.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor” is defined in the Preamble to this Agreement.

“Liquidation Event Date” means the date on which PubCo completes a merger, liquidation, stock exchange, reorganization or other similar transaction that results in all of the public shareholders of PubCo having the right to exchange their Ordinary Shares for cash securities or other property.

“Maximum Number of Securities” is defined in Section 2.1.6(b).

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Registration Statement” is defined in Section 2.1.4.

“Ordinary Shares” means the ordinary shares of PubCo, par value US$0.00001 per share.

“Party” is defined in the Preamble to this Agreement.

“Permitted Transferee” means any person to whom Registrable Securities have been Transferred and is or has become party to this Agreement pursuant to one of the following types of transfers (irrespective of whether a restriction on Transfer then applies): (i) if the Holder is an entity, Transfers to (A) such entity’s officers or directors or any Affiliate or immediate family (as defined below) of any of such entity’s officers or directors, (B) any shareholder, partner or member of such entity or their Affiliates, (C) any affiliate of such entity, or (D) any employees of such entity or of its Affiliates; (ii) if the Holder is an individual, Transfers of Registrable Securities by gift to members of the individual’s immediate family or to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin (such family members “immediate family”); (iii) if the Holder is an individual, Transfers by will or intestate succession or by virtue of laws of descent and distribution upon the death of the individual; (iv) if the Holder is an individual, Transfers by operation of law or pursuant to a qualified domestic order, court order or in connection with a divorce settlement, divorce decree or separation agreement; (v)if the Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (A) Transfers to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the Holder, or (B) distributions of Registrable Securities to partners, limited liability company members or shareholders of the Holder, including, for the avoidance of doubt, where the Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership; (v) if the Holder is a trust or a trustee of a trust, Transfers to a trustor or beneficiary of the trust, to the designated nominee of a beneficiary of such trust or to the estate of a beneficiary of such trust; (vii) if the Holder is an entity, Transfers by virtue of the laws of the jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (viii) Transfers to a nominee or custodian of a person to whom a Transfer would be permitted under the foregoing clauses (i) through (vii); (ix) pledges of any Registrable Securities to a financial institution that create a mere security interest in such Registrable Securities pursuant to a bona fide loan or indebtedness transaction so long as the relevant Holder continues to control the exercise of the voting rights of such pledged Ordinary  Shares as well as any foreclosures on such pledged Registrable Securities; (x) the exercise of stock options, including through a “net” or “cashless” exercise, or receipt of shares upon vesting of restricted stock units granted pursuant to an equity incentive plan; (xi) Transfers to PubCo to satisfy tax withholding obligations pursuant to the PubCo’s equity incentive plans or arrangements; (xii) the entry, by the Holder, at any time after the Business Combination Closing, of any trading plan providing for sale of shares of Registrable Securities by the Holder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided however that such plan does not provide for, or permit, the sale of any Registrable Securities during the Lock-up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-up Period;  (xiii) Transfers in connection with any legal, regulatory or other order; or (xiv) Transfers to the officers or directors of PubCo or the Sponsor or their respective Affiliates.

“Piggy-Back Holders” is defined in Section 2.1.6(b).

“Piggy-Back Registration” is defined in Section 2.3.1.

“Prior Company Agreement” is defined in the Recitals to this Agreement.

“Prior SPAC Agreement” is defined in the Recitals to this Agreement.

“Private Placement Warrant” is defined in the Recitals to this Agreement.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“PubCo” is defined in the Preamble to this Agreement.

“PubCo Articles” means the Amended and Restated Memorandum and Articles of Association of PubCo, as in effect on the Closing Date, as may be amended from time to time.

“PubCo Warrants” means the warrants of PubCo to be issued in exchange for the Private Placement Warrants of SPAC upon the Initial Merger Effective Time.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (a) the Ordinary Shares issued or issuable upon the conversion of any SPAC Class A Ordinary Shares issued upon the conversion of SPAC Class B Ordinary Shares, (b) the PubCo Warrants (including any Ordinary Shares issued or issuable upon the exercise of any such PubCo Warrants), (c) any issued and outstanding Ordinary Shares or any other equity security (including the Ordinary Shares issued or issuable upon the exercise of any other equity security) of PubCo held by a Holder as of the Business Combination Closing (including the Ordinary Shares issued pursuant to the transactions contemplated by the Business Combination Agreement), (d) any outstanding Ordinary Shares or warrants to purchase Ordinary Shares (including any Ordinary Shares issued or issuable upon the exercise of any such warrant) of PubCo held by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of PubCo, (e) the Ordinary Shares issuable upon the conversion of the Convertible Notes and (f) any other equity security of PubCo or any of its subsidiaries, or any successor, issued or issuable with respect to any securities referenced in clause (a), (b), (c), (d) or (e) above by way of a share dividend or share subdivision or other distribution or in connection with a combination of shares, contractual control arrangement, recapitalization, merger, consolidation, spin-off or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder to a Person that is not an “affiliate” (as defined in Rule 144) of PubCo and new certificates for such securities not bearing (or book-entry positions not subject to) a legend restricting further transfer shall have been delivered by PubCo and subsequent public distribution of such securities shall not require registration under the Securities Act; (B) such securities shall have been otherwise transferred, and new certificates for such securities not bearing a legend (other than legend imposed as a result of the restrictions contemplated by the PubCo Articles or the Lock-Up Agreement (the “Lock-Up Agreement”) by and among PubCo, SPAC, the Sponsor and the persons set forth in the schedules thereto) restricting further transfer and not otherwise “restricted securities” (as defined in Rule 144) shall have been delivered by PubCo to the transferee and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be issued and outstanding; (D) such securities have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 144; or (E) such securities shall have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” means a registration, including any related Underwritten Takedown, effected by preparing and filing a Registration Statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” is defined in Section 3.3.

“Registration Statement” means any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including any Resale Shelf Registration Statement, and, in each case, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement and all exhibits to, and all material incorporated by reference in, such registration statement.

“Resale Shelf Registration Statement” is defined in Section 2.1.1.

“Requesting Holder” is defined in Section 2.1.6(a).

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“SEC Guidance” is defined in Section 2.1.4.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Shelf Registration” means a registration of securities pursuant to a Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act.

 “SPAC” is defined in the Preamble to this Agreement.

“Sponsor” is defined in the Preambles to this Agreement.

“Sponsor Holder” is defined in the Recitals to this Agreement.

“Sponsor Holder Lock-Up Period” is defined in Section 5.2.1.

“Transfer” means to (i) lend, sell, offer to sell, contract or agree to sell, hypothecate, pledge or otherwise encumber, grant any option or warrant to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, with respect to any Ordinary Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Ordinary Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction, including the filing of a registration statement specified in clause (i) or (ii).

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Registration” shall mean an underwritten public offering of Registrable Securities pursuant to a Demand Registration, as amended or supplemented.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of PubCo are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Takedown.

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement, as amended or supplemented.

“Yearly Limit” is defined in Section 2.1.6(a).

2.	Registration Rights.

2.1          Resale Shelf Registration Rights.

2.1.1          Registration Statement Covering Resale of Registrable Securities. Within thirty (30) days after the Closing Date, PubCo shall prepare and file or cause to be prepared and filed with the Commission, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form F-3 (or, if Form F-3 is not available to be used by PubCo at such time, on Form F-1 or another appropriate form permitting Registration of such Registrable Securities for resale). If the Resale Shelf Registration Statement is initially filed on Form F-1 and thereafter PubCo becomes eligible to use Form F-3 for secondary sales, PubCo shall, as promptly as reasonably practicable, cause such Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is on Form F-3. PubCo shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but no later than the tenth (10th) Business Day after the date PubCo is notified (orally or in writing, whichever is earlier) by the Commission that the Resale Shelf Registration Statement will not be “reviewed” or will not be subject to further review.  Once effective, PubCo shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement and Prospectus included therein continuously effective and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the date on which all Registrable Securities and other securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this Section 2.1.1 shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 of the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Holders.

2.1.2          Notification and Distribution of Materials. PubCo shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within two (2) Business Days after the Resale Shelf Registration Statement is declared effective and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary Prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.1.3          Amendments and Supplements. Subject to the provisions of Section 2.1.1, PubCo shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities. If any Resale Shelf Registration Statement filed pursuant to Section 2.1.1 is filed on Form F-3 and thereafter PubCo becomes ineligible to use Form F-3 for secondary sales, PubCo shall promptly notify the Holders of such ineligibility and use its commercially reasonable efforts to file a shelf registration on an appropriate form as promptly as practicable to replace the shelf registration statement on Form F-3 and have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time PubCo once again becomes eligible to use Form F-3, PubCo shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form F-3.

2.1.4          SEC Cutback. Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs PubCo that all of the Registrable Securities cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, PubCo agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-3, or if Form F-3 is not then available to PubCo for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, PubCo shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that PubCo used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event PubCo amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, PubCo will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to PubCo or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.1.5          Notice of Certain Events. PubCo shall promptly notify the Holders in writing of any request by the Commission for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). PubCo shall promptly notify each Holder in writing of the filing of the Resale Shelf Registration Statement or any prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

2.1.6          Requests for Underwritten Takedowns.

(a)          At any time and from time to time when an effective Resale Shelf Registration Statement is on file with the Commission, (x) the Company Holders holding at least 50% of the then issued and outstanding number of Registrable Securities held by all Company Holders or (y) the Sponsor Holders (such Holder(s) shall be referred to herein as the “Requesting Holder”, and collectively as, the “Requesting Holders”) may request to sell all or any portion of their respective Registrable Securities in an Underwritten Offering or other coordinated offering that is registered pursuant to the Resale Shelf Registration Statement. All requests for Underwritten Takedowns shall be made by giving written notice to PubCo, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Takedown. Each of (i) the Sponsor Holders, collectively and (ii) the Company Holders, collectively, may demand Underwritten Takedowns pursuant to this Section 2.1.6  and Block Trades and Other Coordinated Offerings pursuant to Section 2.4.1 not more than two (2) times in any 12-month period (the “Yearly Limit”). Notwithstanding anything to the contrary in this Agreement, PubCo may effect any Underwritten Offering pursuant to any then-effective Registration Statement, including a Form F-3, that is then available for such offering.

(b)          If the managing Underwriter or Underwriters in an Underwritten Takedown, in good faith, advises PubCo, the Requesting Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Takedown (the “Piggy-Back Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Requesting Holders and the Piggy-Back Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that PubCo desires to sell and all other Ordinary Shares or other equity securities, if any, that have been requested to be sold in such Underwritten Takedown pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then PubCo shall include in such Underwritten Takedown, before including any Ordinary Shares or other equity securities proposed to be sold by PubCo or by other holders of Ordinary Shares or other equity securities, the Registrable Securities of the Requesting Holders and the Piggy-Back Holders (if any) (pro rata, as nearly as practicable, based on the respective number of Registrable Securities that each Requesting Holder and Piggy-Back Holder (if any) has requested be included in such Underwritten Takedown and the aggregate number of Registrable Securities that the Requesting Holders and Piggy-Back Holders (if any) have requested be included in such Underwritten Takedown) that can be sold without exceeding the Maximum Number of Securities. To facilitate the allocation of Registrable Securities in accordance with the above provisions, PubCo or the Underwriters may round the number of shares allocated to any Holder to the nearest 10 Registrable Securities.

(c)          Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Takedown, a majority in interest of the Requesting Holders initiating an Underwritten Takedown shall have the right to withdraw from such Underwritten Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to PubCo and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Takedown; provided that any other Requesting Holder(s) may elect to have PubCo continue an Underwritten Takedown. If withdrawn, a demand for an Underwritten Takedown shall constitute a demand for an Underwritten Takedown by the withdrawing Requesting Holder for purposes of this Section 2.1.6(c) and shall count toward the Yearly Limit, unless the Requesting Holder(s) making the withdrawal reimburses PubCo for all Registration Expenses with respect to such Underwritten Takedown (or, if there is more than one Requesting Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Requesting Holder has requested be included in such Underwritten Takedown); provided that, if any other Requesting Holder(s) elects to continue an Underwritten Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Takedown shall instead count as an Underwritten Takedown demanded by such Requesting Holder(s) for purposes of this Section 2.1.6(c) and shall count toward the Yearly Limit. Following the receipt of any Withdrawal Notice, PubCo shall promptly forward such Withdrawal Notice to any other Requesting Holders that had elected to participate in such Underwritten Takedown. Notwithstanding anything to the contrary in this Agreement, PubCo shall be responsible for the Registration Expenses incurred in connection with an Underwritten Takedown, other than if a Requesting Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.1.6(c).

(d)          Selection of Underwriters. The Requesting Holders shall have the right to select an Underwriter or Underwriters in connection with such Underwritten Takedown, which Underwriter or Underwriters shall be reasonably acceptable to PubCo and shall consist of one or more reputable nationally recognized investment banks. In connection with an Underwritten Takedown, PubCo shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

2.1.7          Market Stand-Off. In connection with any Underwritten Offering of equity securities of PubCo (other than a Block Trade or an Other Coordinated Offering) in which a Holder participates, such Holder agrees that it shall not Transfer any Ordinary Shares or other equity securities of PubCo (other than those included in such offering pursuant to this Agreement), without the prior written consent of PubCo, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders); provided, that such agreement shall not be materially more restrictive than any similar agreement entered into by the directors and executive officers of PubCo participating in such Underwritten Offering; provided, further, that such agreement shall provide that any early release of any Holder from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders.

2.2          Demand Registration.

2.2.1          Request for Registration. At any time and from time to time after the expiration of a lock-up to which such securities are subject pursuant to any Lock-up Agreement, (x) the Company Investors who hold at least 50% of the then issued and outstanding number of Registrable Securities held by the Company Investors or (ii) the Sponsor Holders, as the case may be, may make a written demand for Registration under the Securities Act of all or a portion of their Registrable Securities on Form F-3 (or, if Form F-3 is not available to be used by PubCo at such time, on Form F-1 or another appropriate form permitting Registration of such Registrable Securities for resale by such Holders). Each registration requested pursuant to this Section 2.2.1 is referred to herein as a “Demand Registration”. Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. PubCo shall, within ten (10) days of its receipt of the Demand Registration, notify all other Holders of Registrable Securities of such demand, and each such Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such registration, a “Demanding Holder”) shall so notify PubCo within twenty (20) days after the receipt by the Holder of the notice from PubCo. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in a registration pursuant to the Demand Registration, subject to Section 2.2.4 and the provisos set forth in Section 3.4. PubCo shall not be obligated to effect: (a) more than one (1) Demand Registrations during any six-month period; (b) any Demand Registration at any time there is an effective Resale Shelf Registration Statement on file with the Commission pursuant to Section 2.1; (c) more than two (2) Underwritten Demand Registrations within any twelve-month period, each of which also count as an Underwritten Takedown under Section 2.1.6, (d) more than two (2) Underwritten Demand Registrations in respect of all Registrable Securities held by the Sponsor Holders, each of which will also count as an Underwritten Takedown of the Sponsor Holders under Section 2.1.6; or (e) more than two (2) Underwritten Demand Registrations in respect of all Registrable Securities held by the Company Holders, each of which will also count as an Underwritten Takedown of the Company Holders under Section 2.1.6.

2.2.2          Effective Registration. A Registration will not count as a Demand Registration unless and until (i) the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective by the Commission and (ii) PubCo has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that PubCo shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.2.3          Underwritten Offering. If the Demanding Holders so elect and such holders so advise PubCo as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Holders initiating the Demand Registration, and subject to the approval of PubCo.

2.2.4          Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an Underwritten Offering advises PubCo and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Ordinary Shares or other equity securities which PubCo desires to sell and the Ordinary Shares and other equity securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of PubCo who desire to sell, exceeds the Maximum Number of Securities, then PubCo shall include in such registration:

(a)          first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of Registrable Securities that each such Demanding Holder has requested be included in such registration, regardless of the number of shares held by each such Demanding Holder) that can be sold without exceeding the Maximum Number of Securities;

(b)          second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Ordinary Shares or other equity securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Securities; and

(c)          third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Ordinary Shares or other equity securities for the account of other persons that PubCo is obligated to register pursuant to written contractual arrangements with such persons, as to which Piggy-Back Registration has been requested by the holders thereof, (pro rata in accordance with the number of securities that each such holder has requested be included in such registration, regardless of the number of shares held by each such holder), that can be sold without exceeding the Maximum Number of Securities.

2.2.5          Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to PubCo and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then either the Demanding Holders shall reimburse PubCo for the costs associated with the withdrawn registration (in which case such registration shall not count as a Demand Registration provided for in Section 2.2.1) or the withdrawn registration shall count as a Demand Registration provided for in Section 2.2.1. Notwithstanding anything to the contrary in this Agreement, (i) PubCo may effect any Underwritten Registration pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering, and (ii) PubCo shall be responsible for the registration expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this Section 2.2.5.

2.3          Piggy-Back Registration.

2.3.1          Piggy-Back Rights. Subject to Section 2.4.3, if PubCo or any Holder proposes to conduct a registered offering of, or if PubCo proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by PubCo for its own account or for shareholders of PubCo for their account (or by PubCo and by shareholders of PubCo including, without limitation, an Underwritten Takedown pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to PubCo’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of PubCo, (iv) filed on Form F-4 or S-4 (or any successor form thereto) related to any merger, acquisition or business combination, (v) for a dividend reinvestment plan or (vi) filed in connection with a Block Trade or Other Coordinated Offering by one or more Holders in accordance with Section 2.4, then PubCo shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the Holders in such notice the opportunity to register the sale of such number of Registrable Securities that are not subject to any transfer restrictions under any applicable lock-up, as such Holders may request in writing within five (5) days following receipt of such notice (such registration, a “Piggy-Back Registration”). Subject to Section 2.3.2, PubCo shall cause such Registrable Securities to be included in such Piggy-Back Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.3.1 to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of PubCo and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.3.2          Reduction of Piggyback Registration. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an Underwritten Offering advises PubCo and the Holders in writing that the dollar amount or number of Ordinary Shares or other equity securities which PubCo or the Holders desire to sell, taken together with (i) Ordinary Shares or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested under this Section 2.3.1 and (iii) the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of PubCo, exceeds the Maximum Number of Securities, then PubCo shall include in any such registration:

(a)          If the Registration or registered offering is undertaken for PubCo’s account: (A) first, the Ordinary Shares or other equity securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Ordinary Shares or other equity securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Securities, (pro rata in accordance with the number of Registrable Securities that each such Holder has requested be included in such registration, regardless of the number of Registrable securities held by each such Holder); and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other securities for the account of other persons that PubCo is obligated to register pursuant to written piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Securities;

(b)          If the Registration or registered offering is a “demand” registration undertaken at the demand of persons other than the Holders, (A) first, the Ordinary Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Ordinary Shares or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Securities (pro rata in accordance with the number of Registrable Securities that each such Holder has requested be included in such registration, regardless of the number of Registrable securities held by each such Holder); (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Ordinary Shares or other securities for the account of other persons that PubCo is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Securities;

(c)          If the Registration or registered offering is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1.6, PubCo shall include in any such Registration or registered offering securities in the priority set forth in Section 2.1.6(b).

2.3.3          Withdrawal. Any Holder may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to PubCo of such request to withdraw prior to the effectiveness of the Registration Statement  filed with the Commission with respect to such Piggy-Back Registration or, in the case of a Piggy-Back Registration pursuant to a shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggy-Back Registration used for marketing such transaction. PubCo (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, PubCo shall pay all expenses incurred by the Holders in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3.4          Unlimited Piggy-Back Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 shall not be counted as a Registration pursuant to an Underwritten Takedown effected under Section 2.1.6, and there shall be no limit on the number of Piggy-Back Registrations.

2.4          Block Trades; Other Coordinated Offerings.

2.4.1          Block Trade and Other Coordinated Offering Rights. Notwithstanding any other provision of this Section 2, following the expiration of the Company Holder Lock-up Period or the Sponsor Holder Lock-up Period, as applicable, at any time and from time to time when an effective Resale Shelf Registration Statement is on file with the Commission, if a Requesting Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, with an anticipated aggregate offering price of, either (x) at least $20 million or (y) all remaining Registrable Securities held by the Requesting Holder (the “Minimum Block Threshold”), then such Requesting Holder only needs to notify PubCo of the Block Trade or Other Coordinated Offering at least five (5) Business Days prior to the day such offering is to commence and PubCo shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Requesting Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with PubCo and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering. Any demand for a Block Trade or Other Coordinated Offering, unless withdrawn pursuant to Section 2.4.2, shall count as a Block Trade or Other Coordinated Offering demand by the Holders, and shall count toward the Yearly Limit.

2.4.2          Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Requesting Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to PubCo, the Underwriter or Underwriters (if any) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. If withdrawn, a demand for a Block Trade or Other Coordinated Offering shall constitute a demand for a Block Trade or Other Coordinated Offering for purposes of Section 2.4.1 and shall count toward the Yearly Limit, unless the Requesting Holder(s) making the withdrawal reimburses PubCo for all Registration Expenses with respect to such Block Trade or Other Coordinated Offering; provided that, if any other Requesting Holder elects to continue a Block Trade or Other Coordinated Offering pursuant to the proviso in the immediately preceding sentence, such Block Trade or Other Coordinated Offering shall instead count as a Block Trade or Other Coordinated Offering demanded by the Requesting Holders for purposes of Section 2.4.1 and shall count toward the Yearly Limit. Following receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, PubCo shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinate Offering, other than if a Requesting Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.4.2.

2.4.3          No Piggy-Back Rights. Notwithstanding anything to the contrary in this Agreement, Section 2.3 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Requesting Holder pursuant to this Agreement.

2.4.4          Selection of Underwriters, Brokers, Sales Agents or Placement Agents. The Requesting Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.5          Legends. In connection with any sale or other disposition of the Registrable Securities by a Holder pursuant to Rule 144 and upon compliance by the Holder with the requirements of this Section 2.5, if requested by the Holder, PubCo shall cause the transfer agent for the Registrable Securities (the “Transfer Agent”) to remove any restrictive legends related to the book entry account holding such Registrable Securities and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from the Holder; provided that PubCo and the Transfer Agent have timely received from the Holder customary representations and other documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith. Subject to receipt from the Holder by PubCo and the Transfer Agent of customary representations and other documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith, the Holder may request that PubCo remove any legend from the book entry position evidencing its Registrable Securities and PubCo will, if required by the Transfer Agent, use its commercially reasonable efforts cause an opinion of PubCo’s counsel be provided, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, following the earliest of such time as such Registrable Securities (i) are subject to or have been or are about to be sold pursuant to an effective registration statement or (ii) have been or are about to be sold pursuant to Rule 144. If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, PubCo shall, in accordance with the provisions of this section and within two (2) trading days of any request therefor from the Holder accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares. PubCo shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with such issuance.

3.	Registration Procedures.

3.1          Filings; Information. Whenever PubCo is required to effect the registration of any Registrable Securities pursuant to Section 2 or a Block Trade or Other Coordinated Offering, PubCo shall use its reasonable best efforts to effect the Registration to permit the sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof (and including all manners of distribution in such Registration Statement as Holders may reasonably request in connection with the filing of such Registration Statement and as permitted by law, including distribution of Registrable Securities to a Holder’s members, securityholders or partners), and pursuant thereto PubCo shall, as expeditiously as practicable, and in connection with any such request:

3.1.1          Filing Registration Statement. PubCo shall use its commercially reasonable efforts to, as expeditiously as possible, prepare and file with the Commission a Registration Statement on any form for which PubCo then qualifies or which counsel for PubCo shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and use its commercially reasonable efforts to keep it effective until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities;

3.1.2          Copies. PubCo shall, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Holders included in such registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Holders included in such registration or legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders.

3.1.3          Amendments and Supplements. PubCo shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or supplement to the Prospectus or such securities have been withdrawn.

3.1.4          Notification. After the filing of a Registration Statement, PubCo shall promptly, and in no event more than two (2) Business Days after such filing, notify the Holders included in such Registration Statement of such filing, and shall further notify such Holders promptly, and in no event more than two (2) Business Days after, and confirm such advice in writing in all events within five (5) Business Days, of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and PubCo shall take all actions reasonably required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading(and PubCo shall take all actions reasonably required to correct such Misstatement), and promptly make available to the Holders included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, PubCo shall furnish to the Holders included in such Registration Statement and to the legal counsel for any such Holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

3.1.5          Securities Laws Compliance. PubCo shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of PubCo and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6          Agreements for Disposition. PubCo shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of PubCo in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holders included in such registration statement, and the representations, warranties and covenants of the Holders included in such registration statement in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of PubCo.

3.1.7          Comfort Letter. PubCo shall obtain one or more “cold comfort” letters from PubCo’s independent registered public accountants in the event of an Underwritten Offering a Block Trade or a sale by a broker, placement agent or sales agent pursuant to a Registration Statement (subject to such Underwriter or other financial institution facilitating such offering providing such certification or representation as reasonably requested by PubCo’s independent registered public accountings and PubCo’s counsel), in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter or other similar type of broker, placement agent or sales agent may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders.

3.1.8          Opinions. On the date the Registrable Securities are delivered for sale pursuant to any Registration, PubCo shall obtain an opinion, dated such date, of one (1) counsel representing PubCo for the purposes of such Registration, addressed to the Holders, the broker, placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, broker, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority-in-interest of the participating Holders.

3.1.9          Cooperation. The principal executive officer of PubCo, the principal financial officer of PubCo, the principal accounting officer of PubCo and all other officers and members of the management of PubCo shall use their reasonable efforts to cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.10          Records. Upon execution of confidentiality agreements (in forms and substance that are reasonably satisfactory to PubCo), PubCo shall make available for inspection by the Holders included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any Holder included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as shall be necessary to enable them to exercise their due diligence responsibility, and cause PubCo’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.11          Earnings Statement. PubCo shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.12          Listing. PubCo shall use its commercially reasonable efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by PubCo are then listed or designated.

3.1.13          Registrar and Transfer Agent. PubCo shall provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement.

3.1.14          Road Shows. With respect to an Underwritten Offering, PubCo shall use its commercially reasonable efforts to make available senior executives of PubCo to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering.

3.1.15          Other Cooperation. PubCo shall, in good faith, otherwise cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders participating in such Registration, consistent with the terms of this Agreement, in connection with such Registration.

3.2          Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.2.1          Suspension. Upon receipt of written notice from PubCo that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that PubCo hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by PubCo that the use of the Prospectus may be resumed.

3.2.2          Adverse Disclosure. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (i) require PubCo to make an Adverse Disclosure, (ii) require the inclusion in such Registration Statement of financial statements that are unavailable to PubCo for reasons beyond PubCo’s control or (iii) in the good faith judgment of the majority of the Board, be seriously detrimental to PubCo, and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, PubCo may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by PubCo to be necessary for such purpose. In the event PubCo exercises its rights under this Section 3.2.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from PubCo that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.2.3          Restrictions on Registration Rights. Subject to Section 3.2.4, (a) if (i) during the period starting with the date 60 days prior to PubCo’s good faith estimate of the date of the filing of, and ending on a date 120 days after the effective date of, a PubCo-initiated Registration, and provided that PubCo continues to actively employ, in good faith, all commercially reasonable efforts to maintain the effectiveness of the applicable Resale Shelf Registration Statement, or (ii) if, pursuant to Section 2.1.6, Holders have requested an Underwritten Takedown and PubCo and such Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, then, in each case, PubCo may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.6, and, (b) if during the period starting with the date 60 days prior to PubCo’s good faith estimate of the date of the filing of, and ending on a date 120 days after the effective date of, a PubCo-initiated Registration, and provided that PubCo continues to actively employ, in good faith, all commercially reasonable efforts to maintain the effectiveness of the applicable Resale Shelf Registration Statement, PubCo may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.4.

3.2.4          Limit on Delays and Suspensions. The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.2.2 or a registered offering pursuant to Section 3.2.3 shall be exercised by PubCo, in the aggregate, for not more than 90 consecutive calendar days or more 120 total calendar days in each case, during any 12-month period.

3.3          Registration Expenses. Except as set forth in Sections 2.1.6(c) and 2.2.5, PubCo shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2.1, any Underwritten Takedown pursuant to Section 2.1.6, any Demand Registration pursuant to Section 2.2, any Piggy-Back Registration pursuant to Section 2.3, and any Block Trade pursuant to Section 2.4, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective (such expenses, the “Registration Expenses”), including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) PubCo’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.12; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for PubCo and fees and expenses for independent certified public accountants retained by PubCo; (viii) the fees and expenses of any special experts retained by PubCo in connection with such registration and (ix) the reasonable fees and expenses of one (1) legal counsel selected by the Holders of a majority-in-interest of the Registrable Securities included in such Registration. PubCo shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders. Additionally, in an Underwritten Offering, Block Trade, all selling shareholders and PubCo shall bear the expenses of the Underwriter, broker, placement agent or sales agent pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4          Information. The Holders shall promptly provide such information as may reasonably be requested by PubCo, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with PubCo’s obligation to comply with Federal and applicable state securities laws. PubCo’s obligations to include the Registrable Securities held by a Holder in any Registration Statement are contingent upon such Holder furnishing in writing to PubCo such information regarding the Holder, the securities of PubCo held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by PubCo to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as PubCo may reasonably request that are customary of a selling shareholder in similar situations.

4.	Indemnification And Contribution.

4.1          Indemnification by PubCo. PubCo agrees to indemnify and hold harmless each Holder, and each of their respective officers, employees, Affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls a Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Holder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by PubCo of the Securities Act or any rule or regulation promulgated thereunder applicable to PubCo and relating to action or inaction required of PubCo in connection with any such Registration; and PubCo shall promptly reimburse the Holder Indemnified Party for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that PubCo will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission of any material fact made in such Registration Statement, preliminary prospectus, or final prospectus or any such amendment or supplement, in reliance upon and in conformity with information furnished to PubCo, in writing, by such selling Holder expressly for use therein, or is based on any selling Holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the Prospectus.

4.2          Indemnification by Holders. Each selling Holder will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Holder, indemnify and hold harmless PubCo, each of its directors and officers, and each other selling Holder and each other person, if any, who controls another selling Holder within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to PubCo by such selling Holder expressly for use therein, or is based on any selling Holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the Prospectus, and shall reimburse PubCo, its directors and officers, and each other selling Holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Holder.

4.3          Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Sections 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which such counsel is reasonably acceptable to the Indemnifying Party) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the Indemnifying Party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and/or culpability on the part of such Indemnified Party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

4.4          Contribution.

4.4.1          If the indemnification provided for in the foregoing Sections 4.1,  4.2 and 4.3 is judicially determined to be unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2          The Parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3          The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Holder shall be required to contribute any amount in excess of the amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.5          Waiver of Medallion Guaranty. PubCo agrees to use commercially reasonable efforts to enter an indemnification agreement, in form and substance reasonably satisfactory to Continental Stock Transfer & Trust Company (or any successor transfer agent or warrant agent of PubCo), in favor of Continental Stock Transfer & Trust Company (or any successor transfer agent or warrant agent of PubCo) in connection with the waiver of any requirement to provide a medallion guarantee in connection with any Transfer of any Ordinary Shares or other equity securities of PubCo by any Sponsor Holder or any of their Permitted Transferees; provided that, in each case, as a prerequisite to PubCo’s entry into such indemnification agreement, such Sponsor Holder or Permitted Transferee enters into an indemnification agreement with PubCo substantially mirroring, in form and substance, such indemnification agreement entered into by PubCo in favor of Continental Stock Transfer & Trust Company (or any successor transfer agent or warrant agent of PubCo).

5.	Underwriting And Distribution; Lock-Up.

5.1          Rule 144. PubCo shall use commercially reasonable efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if PubCo is not required to file such reports, it will, upon the reasonable request of any holder of Registrable Securities, make publicly available such necessary information for so long as reasonably necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission) and take such further action as the Holders may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

5.2          Lock-Up.

5.2.1          Sponsor Transfer Restrictions. Each Sponsor Holder agrees not to Transfer any Registrable Securities (other than Ordinary Shares issued or issuable upon conversion of upon conversion of the Convertible Notes) held by such Sponsor Holder, for the period beginning as of the Business Combination Closing and ending on the earlier of (x) the date that is 180 days after the Business Combination Closing and (y) a Liquidation Event Date (period, the “Sponsor Holder Lock-Up Period”).

5.2.2          Company Holder Transfer Restrictions. Each Company Holder agrees not to Transfer any Registrable Securities (other than Ordinary Shares issued or issuable upon conversion of upon conversion of the Convertible Notes) held by such Company Holder for the period beginning as of the Business Combination Closing and ending on the earlier of (x) the date that is 180 days after the Business Combination Closing and (y) a Liquidation Event Date (such period, the “Company Holder Lock-Up Period”).

5.2.3          Permitted Transfers. The restrictions set forth in Sections 5.2.1 and 5.2.2 shall not apply to Transfers to Permitted Transferees, provided that, in the event of a Transfer to a Permitted Transferee prior to the Sponsor Holder Lock-Up Period or the Company Holder Lock-Up Period, as applicable, such Permitted Transferee must sign a Deed of Adherence agreeing to be bound by this Section 5.2.

6.	Miscellaneous.

6.1          Other Registration Rights and Arrangements. PubCo represents and warrants that no person, other than a Holder, has any right to require PubCo to register any of PubCo’s shares for sale or to include PubCo’s shares in any registration filed by PubCo for the sale of shares for its own account or for the account of any other person. SPAC and the Sponsor Holders hereby terminate the Prior SPAC Agreement effective upon consummation of the Mergers, and agree that upon consummation of the Mergers, the Prior SPAC Agreement shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement. The Company and the Company Holders hereby terminate the Prior Company Agreement effective upon consummation of the Mergers, and agree that upon consummation of the Mergers, the Prior Company Agreement shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement.

6.2          Assignment; No Third Party Beneficiaries. Except as otherwise provided in this Section 6.2, this Agreement and the rights, duties and obligations of any Party may not be assigned or delegated by any Party in whole or in part. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and their respective successors and assigns and the Holders and their respective successors and permitted assigns. A Person who is not a Party has no right (whether under the Contracts (Rights of Third Parties) Act (As Revised) to enforce any term of, or to enjoy any benefit under, this Agreement, other than as expressly set forth in Section 4 and this Section 6.2. The rights, duties and obligations of a Holder under this Agreement may be transferred by such Holder to a Permitted Transferee who acquires or holds Registrable Securities; provided, however, that such transferee has executed and delivered to PubCo a properly completed agreement to be bound by the terms of this Agreement in a form satisfactory to PubCo (a “Deed of Adherence”), and the transferor or the transferee shall have delivered to PubCo no later than thirty (30) days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred. The execution of a Deed of Adherence shall constitute a permitted amendment of this Agreement. A Permitted Transferee receiving Registrable Securities from a Sponsor Holder shall become a Sponsor Holder under this Agreement, and a Permitted Transferee receiving Registrable Securities from a Company Holder shall become a Company Holder under this Agreement. For the avoidance of doubt, if the securities that a Holder wishes to transfer would not be Registrable Securities if held by such transferee, the transferee shall not be entitled to sign the Deed of Adherence or become a party hereto.

6.3          Amendments and Modifications. Upon the written consent of PubCo, the Sponsor and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment or modification hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of PubCo, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or PubCo and any other party hereto or any failure or delay on the part of a Holder or PubCo in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or PubCo. No single or partial exercise of any rights or remedies under this Agreement by a Party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such Party.

6.4          Effectiveness and Term. This Agreement shall take effect only upon the Business Combination Closing, provided that (i) the provisions of this Section 6 shall take effect on the date hereof and (ii) any person who executes and delivers a Deed of Adherence in the form set forth in Exhibit A hereto after the date hereof shall be deemed to be a party to this Agreement from the date of the delivery and shall be subject to the obligations of a Holder under this Agreement, whereupon Schedule I to this Agreement shall be deemed to have been updated with the information of such Person as set forth in the Deed of Adherence. This Agreement shall terminate (i) with respect to all Parties, upon mutual written consent of all Parties, and (ii) with respect to a Holder, upon such Holder and its Affiliates ceasing to hold any Registrable Securities. Notwithstanding anything herein to the contrary, (a) the provisions of Sections 4 and 6 (including with respect to any defined term as used therein, whether or not such defined term is defined therein) shall survive, and remain in full force and effect following, any termination of this Agreement, and (b) this Agreement shall automatically terminate and be void ab initio upon the Business Combination Agreement having been terminated in accordance with the terms therein without the Business Combination Closing having occurred.

6.5          Notices. All general notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by courier or sent by registered post or sent by electronic mail to the intended recipient thereof at its address or at its email address set out below (or to such other address or email address as a Party may from time to time notify the other Parties). Any such notice, demand or communication shall be deemed to have been duly served (a) if given personally or sent by courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt), and (d) if sent by registered post, five days after posting. The initial addresses and email addresses of the Parties for the purpose of this Agreement are:

If to PubCo, to:

APRIONIA Therapeutics Inc.
245 Main Street, 3rd Floor,
Cambridge, MA 02142
Attention: JANG Ming-Kuei
Email: [***]

with a required copy (which shall not constitute notice) to:

Cooley HK
35th Floor, Two Exchange Square
8 Connaught Place, Central
Hong Kong
Attention: Will H. Cai
E-mail: wcai@cooley.com

If to SPAC:

Ross Acquisition Corp II
1 Pelican Lane
Palm Beach, Florida 33480
Attention: Wilbur L. Ross and Nadim Qureshi
Email: [***] and [***]

with a required copy (which shall not constitute notice) to:

White & Case LLP
111 South Wacker Drive, Suite 5100
Chicago, Illinois 60606
Attention: Gary Silverman
E-mail: Gary.Silverman@whitecase.com

If to the Sponsor:

Ross Acquisition Corp II
1 Pelican Lane
Palm Beach, Florida 33480
Attention: Wilbur L. Ross and Nadim Qureshi
Email: [***] and [***]

with a required copy (which shall not constitute notice) to:

White & Case LLP
111 South Wacker Drive, Suite 5100
Chicago, Illinois 60606
Attention: Gary Silverman
E-mail: Gary.Silverman@whitecase.com

If to a Company Holder:

To such Company Holder’s address set forth in Schedule I hereto or to such Holder’s address as found in PubCo’s books and records.

If to a Sponsor Holder:

To such Sponsor Holder’s address set forth on Schedule II hereto or to such Holder’s address as found in PubCo’s books and records.

6.6          Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.7          Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

6.8          Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the full and entire understanding and agreement of the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the Parties, whether oral or written, including without limitation the Prior SPAC Agreement and the Prior Company Agreement.

6.9          Governing Law. This Agreement and any action, suit, dispute, controversy or claim arising out of this Agreement, or the validity, interpretation, breach or termination of this Agreement, shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof, except to the extent that the laws of the Cayman Islands are mandatorily applicable.

6.10          Consent to Jurisdiction; Waiver of Jury Trial. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF (I) THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE OR (II) THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, TO THE SUPERIOR COURT OF THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF, THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE CONVENIENT OR APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6.5 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.10.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the Parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

APRINOIA Therapeutics Holdings Limited

By:
Name:
Title:

Signature Page to Investor Rights Agreement

In Witness Whereof, the Parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Ross Acquisition Corp II

By:
Name:
Title:

Signature Page to Investor Rights Agreement

In Witness Whereof, the Parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Ross Holding Company LLC

By:
Name:
Title:

Signature Page to Investor Rights Agreement

In Witness Whereof, the Parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

[NAME OF COMPANY HOLDER]:

[●]

Signature Page to Investor Rights Agreement

In Witness Whereof, the Parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

OTHER SPONSOR HOLDERS

R Investments LLC

By:
Name:
Title:

Name: Wilbur L. Ross, Jr.

Name: Lord William Astor

Name: Larry Kudlow

Name: Nadim Qureshi

Name: Stephen J. Toy

Name: Edward A. Snyder

Signature Page to Investor Rights Agreement

Schedule I
[***]

Schedule I

Schedule II

[***]

Schedule II